UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 1, 2018
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Broadway
Cambridge, Massachusetts 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 5, 2018, Akamai Technologies, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to implement, beginning at the Company’s 2019 annual meeting of stockholders, a phase-out of the Company’s classified Board of Directors. On June 5, 2018, the Company also amended its Amended and Restated Bylaws to make conforming changes, which changes were effective immediately following the effectiveness of the Certificate of Amendment.
As disclosed in Item 5.07 below, the stockholders of the Company voted to approve these amendments at the Company’s annual meeting of stockholders held on June 1, 2018 (the “Annual Meeting”).
The foregoing description of the amendments are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation, as amended, and the Amended and Restated Bylaws, as amended, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders
At the Annual Meeting, four items of business were acted upon by stockholders. There were 170,556,866 shares of the Company’s common stock eligible to vote, and 144,212,610 shares present in person or represented by proxy at the Annual Meeting.
1.     The following nominees were elected to the Company’s Board of Directors as Class I directors for terms expiring at the 2021 annual meeting of stockholders.

Nominees	For	Against	Abstain	Broker Non-Votes
Jill Greenthal	128,455,493	755,830	225,121	14,776,166
Daniel Hesse	128,833,172	461,168	142,104	14,776,166
F. Thomson Leighton	128,537,385	766,002	133,057	14,776,166
William Wagner	126,279,494	3,078,312	78,638	14,776,166
Following the Annual Meeting, (a) Pamela Craig, Jonathan Miller, Paul Sagan and Naomi Seligman, having terms expiring at the 2019 annual meeting of stockholders, and (b) Monte Ford, Tom Killalea, Frederic Salerno and Bernardus Verwaayen, having terms expiring at the 2020 annual meeting of stockholders, continued in office.
2.    Amendments to the Certificate of Incorporation and Bylaws of the Company to declassify the Board of Directors were approved.

For:	127,970,524
Against:	1,306,975
Abstain:	158,945
Broker Non-Votes:	14,776,166
3.     A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	118,225,437
Against:	10,840,447
Abstain:	370,560
Broker Non-Votes:	14,776,166
4.     The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018 was ratified.

For:	140,548,433
Against:	3,379,335
Abstain:	284,842

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1    Amended and Restated Certificate of Incorporation of Akamai Technologies, Inc., as amended
3.2    Amended and Restated Bylaws of Akamai Technologies, Inc., as amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2018	AKAMAI TECHNOLOGIES, INC.
By:	/s/ Aaron S. Ahola
Aaron S. Ahola, Senior Vice President, General Counsel and Corporate Secretary